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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 22, 2000
                              (November 22, 2000)

                         ------------------------------

                               BANCORPSOUTH, INC.
             (Exact Name of Registrant as Specified in Its Charter)


         MISSISSIPPI                     0-10826                64-0659571
-------------------------------   ---------------------   ----------------------
      (State or Other                 (Commission File       (I.R.S. Employer
      Jurisdiction of                     Number)         Identification Number)
       Incorporation)


             ONE MISSISSIPPI PLAZA
              TUPELO, MISSISSIPPI                     38804
         ------------------------------          ---------------
             (Address of Principal                  (Zip Code)
               Executive Offices)


                                 (662) 680-2000
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed from Last Report)


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ITEM 5. OTHER EVENTS

      BancorpSouth, Inc. ("BancorpSouth") has completed the restructuring of the investment portfolio acquired in connection with its August 31, 2000 merger with First United Bancshares, Inc. A copy of BancorpSouth's November 22, 2000 press release announcing that the restructuring of the investment portfolio has been completed is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)   The following exhibits are filed herewith:


Exhibit Number             Description
--------------             -----------

99.1                       Press Release issued on November 22, 2000 by
                           BancorpSouth, Inc.









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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      BANCORPSOUTH, INC.


                                      By:  /s/ L. Nash Allen, Jr.
                                           -------------------------------------
                                           L. Nash Allen, Jr.
                                           Treasurer and Chief Financial Officer

Date: November 22, 2000






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                                  EXHIBIT INDEX


Exhibit Number           Description
--------------           -----------

99.1                     Press Release issued on November 22, 2000 by
                         BancorpSouth, Inc.









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